UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement
☑ Definitive Additional Materials

    YEW BIO-PHARM GROUP, INC.
(Name of Registrant as Specified in its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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YEW BIO-PHARM GROUP, INC.
294 Powerbilt Avenue
Las Vegas, NV 89148

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS
AND
FORM 10-K FOR THE YEAR 2013

To Our Stockholders:

An Information Statement is being made available by the Board of Directors of Yew Bio-Pharm Group, Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock at the close of business on July 7, 2014 (the “Record Date”). The purpose of this Information Statement is to inform the Company stockholders of the following actions taken by written consent of the holders of a majority of the Company’s voting stock, dated July 8, 2014:

1.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.	a proposal to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The foregoing actions were approved on July 8, 2014 by our Board of Directors. In addition, on July 8, 2014 the holders of 51.54% of the Company’s outstanding voting securities, as of the Record Date approved the foregoing actions. The number of shares voting for the proposals was sufficient for approval.

Section 78.320 of the Nevada Revised Statutes (the “NRS”) provides in part that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Important Notice Regarding the Availability of Information Statement Materials and the Form 10-K

Pursuant to Securities and Exchange Commission Rule §240.14C-2, you are receiving this notice that the Information Statement and Annual report on Form 10-K are available on the Internet. This communication provides only a brief overview of the more complete Information Statement Materials. We encourage you to access and review all of the important information contained in the Information Statement Materials.

Follow the instructions below to view the materials or request printed or email copies.

Our Information Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2013, are available at
www.yewbiopharm.com/investors/annual-meeting/

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a paper or e-mail copy. Please make your request for a copy by one of the following methods on or before July 18, 2014 to facilitate timely delivery.

-	E-mail to hpang@yewbiopharm.com
-	Mail at Yew Bio-Pharm Group, Inc., 294 Powerbilt Avenue, Las Vegas, NV 89148.
-	Telephone call to (702) 487-4683.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Zhiguo Wang
Zhiguo Wang, Chief Executive Officer
Dated: July 11, 2014